Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of the Value Line Capital Appreciation Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/20 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 8, 2021

		By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line Capital Appreciation Fund, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher W. Roleke, Treasurer of the Value Line Capital Appreciation Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/20 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 8, 2021

		By:	/s/ Christopher W. Roleke
Christopher W. Roleke
Treasurer
Value Line Capital Appreciation Fund, Inc.